SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                 THE VINTAGE FUNDS
- -----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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     (4) Proposed maximum aggregate value of transaction:
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     (5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                                THE VINTAGE FUNDS
                          429 NORTH PENNSYLVANIA STREET
                           INDIANAPOLIS, INDIANA 46204


Dear Shareholder:


Enclosed is a proxy statement for a special meeting of shareholders of the First Lexington Balanced Fund (the "Fund"), a portfolio of The Vintage Funds the ("Trust") to be held at 10:00 a.m. local time on May 29, 1997.


This special meeting has been called to seek shareholder approval for a new sub-advisory agreement between Vintage Advisers, Inc., investment adviser to the Trust, (the "Adviser"), and Health Financial, Inc., sub-adviser to The First Lexington Balanced Fund (the "Sub-Adviser"). The Board of Trustees of the Trust has unanimously approved the proposed agreement because it believes it is in shareholders' best interests and in the best interests of the Trust. As such, the Board of Trustees recommends that you vote in favor of the proposal as described in the proxy statement. Please be assured that approval by you will not increase any of the fees that you pay.


The enclosed Question and Answer Summary is intended to provide shareholders with an overview of this proxy process. Please read it and the other enclosed documents carefully. It is important that we receive your vote as soon as possible. Simply return the proxy card in the enclosed postage-paid envelope.



If you have further questions about your proxy, please contact Shareholder Services at (800) 408-4682. Thank you.


                                               Sincerely,


                                               /s/ Timothy L. Ashburn

                                               Timothy L. Ashburn
                                               President

                           QUESTION AND ANSWER SUMMARY


A SUMMARY OF THE TRANSACTION

     Health Financial, Inc., the Sub-Adviser to The First Lexington Balanced Fund, is a Kentucky corporation owned by its sole shareholder, Dr. Gregory W. Kasten. Unified Holdings, Inc. ("Unified") is a Delaware corporation. Pursuant to an executed merger agreement, Health Financial will become a wholly owned subsidiary of Unified. Consummation of the merger transaction is subject to approval by the shareholders of The First Lexington Balanced Fund of a new sub-advisory agreement between Vintage Advisers, Inc. and Health Financial, Inc.

WHAT SHAREHOLDERS ARE BEING ASKED TO DO

Upon the consummation of the merger transaction described above, the present sub-advisory agreement with Health Financial will terminate automatically as a matter of law. SHAREHOLDERS ARE BEING ASKED TO APPROVE THE FOLLOWING:

          A new sub-advisory agreement between the Adviser and Health
          Financial, Inc., sub-adviser to The First Lexington Balanced Fund. THE NEW AGREEMENT WOULD BE IDENTICAL TO THE AGREEMENT CURRENTLY IN PLACE.


WILL THIS CHANGE INCREASE ANY OF THE FEES THAT I PAY?

No. Fees will not change.


WHO PAYS FOR THE EXPENSE OF THIS PROXY PROCESS?

There is no charge to shareholders. Vintage Advisers, Inc. will pay for all expenses associated with the proxy voting process.


IF SHAREHOLDERS APPROVE THESE PROPOSALS, WHEN WILL THEY BECOME EFFECTIVE?

The new agreement will become effective the day following shareholder approval of the new agreement.


HOW DO I VOTE MY PROXY?

It is important that we receive your vote as soon as possible. Simply return the proxy card in the enclosed postage-paid envelope.


WHEN AND WHERE WILL THE SPECIAL SHAREHOLDER MEETING TAKE PLACE?

The shareholder meeting will take place at 10:00 a.m. local time on May 29, 1997 at 429 North Pennsylvania Street, Indianapolis, Indiana 46204. Please return your completed proxy card by mail as soon as possible, regardless of whether you plan to attend the meeting.

                                THE VINTAGE FUNDS
                          429 NORTH PENNSYLVANIA STREET
                           INDIANAPOLIS, INDIANA 46204

                            ------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 29, 1997

                              ---------------------



TO THE SHAREHOLDERS OF THE FIRST LEXINGTON BALANCED FUND:


A special meeting (the "Meeting") of shareholders of The First Lexington Balanced Fund (the "Fund"), a portfolio of The Vintage Funds (the "Trust") will be held at 429 North Pennsylvania Street, Indianapolis, Indiana 46204, on May 29, 1997 at 10:00 a.m. local time. The purpose of the Meeting is to consider the following proposals:


     I. To approve a new sub-advisory agreement between Vintage Advisers, Inc., investment adviser to the Trust (the "Adviser") and Health Financial, Inc., sub-adviser to the Fund (the "Sub-Adviser").

     II. To consider and act upon such other matters as may properly come before the Meeting or any adjournment thereof.



The attached Proxy Statement describes the above proposals in detail and is being sent to shareholders of record of the Fund as of the close of business on May 9, 1997, who are the shareholders entitled to notice of and to vote at the Meeting.

                                    IMPORTANT

YOUR BOARD OF TRUSTEES UNANIMOUSLY URGES YOU TO VOTE IN FAVOR OF THE PROPOSAL BY MARKING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                                       By Order of the Board of Trustees,


                                       /s/ Carol J. Highsmith

                                       Carol J. Highsmith
                                       Secretary

Indianapolis, Indiana
Dated:  May 14, 1997

                                THE VINTAGE FUNDS
                       SPECIAL MEETING OF SHAREHOLDERS OF
                        THE FIRST LEXINGTON BALANCED FUND
                             TO BE HELD MAY 29, 1997
                                 PROXY STATEMENT



This proxy statement is furnished in connection with the solicitation of proxies by the board of trustees (the "Board" or the "Trustees") of The Vintage Funds (the "Trust"), an Indiana business trust, from holders (the "Shareholders") of shares of beneficial interest of The First Lexington Balanced Fund (the "Fund"), a portfolio of the Trust, no par value (the "Shares") to be voted at a special meeting of Shareholders (the "Meeting") to be held at 429 North Pennsylvania Street, Indianapolis, Indiana 46204, on May 29, 1997 at 10:00 a.m. local time, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The Trust has outstanding one class of Shares that is currently issued in the following separate series: Starwood Strategic Fund, Aggressive Growth Fund, Laidlaw Fund, Asset Allocation Fund, Taxable Fixed Income Fund, First Lexington Balanced Fund, Taxable Money Market Fund, and Tax-Free Money Market Fund (each, a "Portfolio" and collectively, the "Portfolios"). This proxy statement and the accompanying form of proxy will first be sent to Shareholders on or about May 15, 1997. THE TRUST'S ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS OF THE TRUST FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1996, IS AVAILABLE WITHOUT CHARGE UPON REQUEST FROM SHAREHOLDER SERVICES, AT 429 NORTH PENNSYLVANIA STREET, INDIANAPOLIS, INDIANA 46204(TELEPHONE NUMBER (800) 408-4682).

The primary purpose of the Meeting is to allow Shareholders to consider a new sub-advisory agreement for the Fund. As explained in more detail below, the existing sub-advisory agreement for the Fund will terminate automatically by operation of law, upon the consummation of the proposed merger (the "Transaction") of Health Financial, Inc. and Unified Holdings, Inc., whereby Health Financial will become a wholly owned subsidiary of Unified. Shareholders are not being asked to approve the Transaction; rather, they are being asked to continue the existing investment sub-advisory relationship for the Fund under a new contract which would take effect at the time of the consummation of the Transaction. Consummation of the Transaction is conditioned upon, among other things, Shareholder approval of the new sub-advisory contract. The Transaction and the terms of the new sub-advisory agreement are discussed below.

THE PROPOSED SUB-ADVISORY AGREEMENT IS IDENTICAL IN FORM AND TERMS TO THE PRESENT AGREEMENT OTHER THAN ITS COMMENCEMENT AND EXPIRATION DATES.


Therefore:

Shareholders of the Fund are being asked to approve a new sub-advisory agreement between the Adviser and the existing sub-adviser to the Fund to replace the existing agreement between the Adviser and the Sub-Adviser.


VOTING INFORMATION

The Board has fixed the close of business on May 9, 1997, as the record date (the "Record Date") for the determination of Shareholders entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. Shareholders on that date will be entitled to one vote for each Share held and a fractional vote with respect to fractional Shares on each matter as to which such Shares are entitled to vote.

As provided under the 1940 Act, approval of the proposed agreement will require the affirmative vote of a majority of the outstanding shares of the Fund. Such a majority is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Fund.

A majority of shares of the Fund outstanding on May 9, 1997, represented in person or by proxy, must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against such adjournment. A shareholder vote may be taken on the proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Broker non-votes are shares held in street name for which the broker indicated that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against the adjournment or the proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against the proposal because the required vote is a percentage of the shares present (for adjournment or for the proposal) or outstanding (for the proposal).

The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted in favor of approval of the proposal.

In addition, if you sign, date and return the proxy card, but give no voting instructions, the duly appointed proxies may vote your shares, in their discretion, upon such other matters as may come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, such revocation must be received by the Secretary of the Trust prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person, you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

As of the close of business on the Record Date, the Fund had 79,898.745 Shares outstanding. As of the Record Date, the following Shareholders held, as beneficial owners, 5% or more of the Fund's outstanding shares.

NAME AND ADDRESS                          AMOUNT OF                  PERCENTAGE
OF SHAREHOLDER                      BENEFICIAL OWNERSHIP               OF FUND

Unified Management Corporation(1)       24,009.796                    30.1
429 N. Pennsylvania St.
Indianapolis, IN  46204

Jan W. Kasten(2)                         8,479.934                    10.6
924 Montavesta Cir
Lexington, KY  40502

Dr. Gregory W. Kasten(2)                 8,233.973                    10.3
924 Montavesta Cir
Lexington, Ky  40502

John P. Gillespie                        7,484.688                     9.4
789 Eastern Byp
Richmond, KY  40475

Unified Holdings, Inc.(1)                5,641.287                     7.0
429 N. Pennsylvania St.
Indianapolis, IN  46204

Richard J. Bischoff                      4,330.541                     5.4
14611 Woodsteam Pl
Louisville, KY  40245

(1) These shares may be deemed to be beneficially owned by Timothy L. Ashburn, Lynn E. Wood, and Thomas G. Napurano.

(2) Dr. Gregory W. Kasten and Jan W. Kasten are husband and wife and may be deemed to have beneficial ownership in each other's shares.

To the knowledge of the Board, no other person owned beneficially on the Record Date as much as 5% of the outstanding shares of the Fund.

As of the Record Date, the following Trustees and Officers held, as beneficial owners, shares of the Fund as follows:


 NAME AND ADDRESS                         AMOUNT OF                  PERCENTAGE
  OF SHAREHOLDER                      BENEFICIAL OWNERSHIP             OF FUND

Thomas G. Napurano                        31,376.850(1)                39.3
429 N. Pennsylvania St.
Indianapolis, IN  46204

Timothy L. Ashburn                        30,670.316(1)                38.4
429 N. Pennsylvania St.
Indianapolis, IN  46204

Lynn E. Wood                              30,599.857(1)                38.3
429 N. Pennsylvania St.
Indianapolis, IN  46204

Carol J. Highsmith                           704.573                    *
429 N. Pennsylvania St.
Indianapolis, IN  46204

* Beneficial ownership is less than 1% of the Fund.

(1) These amounts include amounts disclosed above for Unified Management and Unified Holdings and also shares held by Vintage Advisers, Inc., as to which Mr. Napurano, Mr. Ashburn, and Mr. Wood may be deemed to have beneficial ownership.

To the knowledge of the Board, no other Officer or Trustee owned beneficially on the Record Date 1% or more of the Shares of the Fund. The Officers and Trustees as a group owned 40.2% of the Fund on the Record Date.

Prior to February 1, 1997, the Fund was known as The Municipal Fixed Income Fund, and was not open to the public. Investment was limited to Unified and its subsidiaries and affiliates. Therefore, on February 1, 1997, and until outside shareholders began investing, Unified may be deemed to have controlled the Fund. In March 1997, outside shareholders began investing, and no single shareholder controlled the Fund. As of the Record Date Unified and its subsidiaries, affiliates, and employees owned more than 50% of the outstanding shares of the Fund. Therefore, Unified may be deemed to control the Fund, and to control the vote at the Meeting.

                                    PROPOSAL

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN VINTAGE ADVISERS, INC., INVESTMENT ADVISER TO THE TRUST (THE "ADVISER") AND HEALTH FINANCIAL, INC., SUB-ADVISER TO THE FIRST LEXINGTON BALANCED FUND (THE "SUB-ADVISER")


BACKGROUND

The Adviser serves as investment adviser to the Trust pursuant to an existing Advisory Agreement. The Adviser, in turn, has entered into an existing Sub-Advisory Agreement with the Sub-Adviser. Pursuant to the Advisory Agreement, the Adviser, subject to the general supervision of the Trust's Board of Trustees, manages the investment operations of each Portfolio of the Trust. In doing so, the Adviser must act in conformity with the Trust's Declaration of Trust, By-Laws, Prospectus, and Statement of Additional Information, and also with the Investment Company Act of 1940.

Pursuant to the existing Sub-Advisory Agreement, the Sub-Adviser, subject to the general supervision of the Trust's Board of Trustees and the Adviser, manages the investment operations of the Fund and the composition of the portfolio of securities and investments belonging to the Fund. In doing so, the Sub-Adviser must act in conformity with the Trust's Declaration of Trust, By-Laws,
Prospectus, and Statement of Additional Information, and also with the Investment Company Act of 1940.

The Sub-Adviser is a Kentucky corporation. It was founded in 1984 by its sole shareholder, Dr. Gregory W. Kasten, who is also its sole Director and Officer. Dr. Kasten acts as portfolio manager for the Fund. As a registered investment adviser, the Sub-Adviser, in addition to providing services to the Trust, provides private, individualized portfolio management for individuals and institutions, primarily physicians and private pension plans, and also serves as investment adviser to the First Lexington Trust Company. The Sub-Adviser presently provides investment counsel for approximately $300,000,000 of assets under its management. Its principal executive offices are located at 3320 Tates Creek Road, Lexington, Kentucky, 40502, and its telephone number is (606) 266-5211.

Unified Holdings, Inc., ("Unified") a Delaware corporation, was organized in 1989. Unified indirectly owns all of the capital stock of its subsidiaries - Unified Management Corporation, a licensed NASD broker-dealer and Unified Advisers, Inc., a registered investment adviser and transfer agent. Unified Management Corporation acts as Distributor for the Trust, and Unified Advisers acts as Fund Accounting Agent, Transfer Agent, Shareholder Servicing Agent, and Administrator for the Trust. The principal executive offices of Unified and its subsidiaries are located at 429 North Pennsylvania Street, Indianapolis, Indiana, 46204, and its telephone number is (317) 634-3300.

Unified's services concentrate in four major lines of business in the financial services industry - mutual fund services and distribution; brokerage services; investment advisory services; and systems development for financial services products. Unified's subsidiaries provide related financial services, including investment management, brokerage services, mutual fund services and distribution, and certain types of non-bank custodial services.

In order to enhance Unified's service capabilities, revenue, capital, assets under management, and expertise of personnel, discussions were initiated with Dr. Kasten concerning a transaction whereby Health Financial would become a wholly owned subsidiary of Unified (the "Transaction"). Following extensive discussion and negotiation, an Agreement and Plan of Merger was signed by the parties on April 25, 1997. Consummation of the Transaction is conditioned, among other things, on Shareholder approval of a new Sub-Advisory Agreement between the Adviser and the Sub-Adviser.

The following individuals, holding positions with the Trust as indicated, are employees of Unified or one of its subsidiaries. As employees, they have received options and common shares of Unified through certain employee benefit plans, which directly or indirectly give them beneficial ownership in Unified. Therefore, they may be deemed to have an interest in the Transaction.

         Timothy L. Ashburn        Chairman of the Board of Trustees,
                                   President of the Trust
         Thomas G. Napurano        Treasurer of the Trust
         Carol J. Highsmith        Secretary of the Trust
         Lynn E. Wood              Assistant Secretary of the Trust

Timothy L. Ashburn and Jack R. Orben, who is a Trustee of the Trust, also may be deemed to have an interest in the Transaction because they are preferred stockholders of Unified.

If the Transaction is consummated, the Sub-Adviser will become a wholly owned subsidiary of Unified. The above-mentioned officers and Trustees of the Trust may then be deemed to have beneficial ownership in the Sub-Adviser. Mr. Ashburn will become a Director of the Sub-Adviser, and Dr. Kasten will become a Director of Unified. Dr. Kasten will also acquire a 34.8% ownership interest in Unified. It is also anticipated that Jack R. Orben and Charles H. Binger, Trustees of the Trust, will resign from the Board effective upon consummation of the Transaction.

The Transaction will be consummated only if the Shareholders of the Fund approve the new sub-advisory agreement between the Adviser and the Sub-Adviser. If the Transaction is not consummated, the existing agreement will remain in effect, and the Board of Trustees of the Trust will consider what, if any, alternative actions are appropriate. If the proposed agreement is approved and the Transaction is thereafter consummated, the proposed sub-advisory agreement will be executed and become effective on the day after such approval.

The Transaction does not contemplate any changes in the individuals principally responsible for overseeing the investment operations of the Fund, and will not result in any increase in expenses of the Trust.

The existing sub-advisory agreement, as required by Section 15 of the Investment Company Act of 1940, automatically terminates in the event of its assignment. Any change of control of the Sub-Adviser is deemed to be an assignment. The
Transaction, if consummated, will result in a change of control of the Sub-Adviser, and the resulting termination of the existing sub-advisory agreement necessitates affirmative action by Shareholders of the Fund.

During its regular quarterly meeting on November 18, 1996, the Board approved the existing sub-advisory agreement, concluding that the agreement would be in the best interests of the Trust, the Fund, and its Shareholders. During the regular meeting of the Board on February 24, 1997, all Advisory and Sub-Advisory agreements of the Trust were reviewed. The Board unanimously voted to continue the existing agreement, concluding that it was in the best interest of the Trust, the Fund, and the Shareholders. At that meeting, the Board was advised of the contemplated Transaction and its effect on the Sub-Adviser and the Trust. For the reasons discussed below (see "The Board's Consideration"), the Board unanimously approved the proposed agreement, and recommended that it be approved by Shareholders of the Fund.


THE BOARD'S CONSIDERATION

On February 24, 1997, during its regular quarterly meeting, the Board of Trustees considered the Transaction and its effect on the Trust. The Board also evaluated the proposed sub-advisory agreement, which is identical to the existing sub-advisory agreement. Timothy Ashburn, President of the Trust, Chairman of the Board of Trustees, and Chief Executive Officer of Unified, was present at the meeting to provide information regarding the Transaction and to respond to questions. Legal counsel to the Trust was also present to advise the Board.

In considering the initial selection of Health Financial as Sub-Adviser to the Fund, and Dr. Kasten as portfolio manager, the Board invited Dr. Kasten to give a presentation regarding his investment strategy and philosophy. Dr. Kasten presented to a majority of the Board on August 21, 1996, and responded to extensive questions by the Board. Based on information provided by Dr. Kasten, and information provided to the Board concerning his portfolio management experience, investment style and investment performance, the Board concluded during its regular meeting on November 21, 1996, that the existing sub-advisory agreement would be in the best interest of the Trust, the Fund, and the Shareholders.

During its regular meeting on February 24, 1997, the Board reviewed all Advisory and Sub-Advisory agreements of the Trust to determine whether each agreement should be renewed for another year. In considering whether the existing agreement between the Adviser and Health Financial should be continued, the Board considered the nature, quality and extent of services which would be provided by the Sub-Adviser to the Fund, as well as the benefits derived by the Trust. In addition, the Board discussed and reviewed the terms and provisions of the agreement. The Board unanimously concluded that continuation of the agreement would be in the best interest of the Trust, the Fund, and the Shareholders.

In considering whether to recommend approval of the proposed sub-advisory agreement, the Board considered the terms of the Transaction, and its effect on the Sub-Adviser, the Trust, and the Fund. The Board specifically noted the Sub-Adviser's stated commitment, and Dr. Kasten's personal commitment, to provide the Fund with the same nature, quality and extent of services currently provided. The Board also considered the anticipated benefits of the Transaction to Unified and its subsidiaries, which provide distribution, fund accounting, shareholder servicing, and administrative services to the Trust and the Fund. In evaluating the terms of the proposed agreement, the Trustees noted that, other than the dates of execution, effectiveness and termination, the terms of the proposed agreement are identical to the terms of the existing agreement.

Based upon the Trustees' review and the evaluation of the information presented to them, and in consideration of all factors deemed relevant to them, the Trustees unanimously determined that the proposed agreement is fair, reasonable and in the best interests of the Trust, the Fund, and its Shareholders. ACCORDINGLY THE BOARD UNANIMOUSLY APPROVED THE PROPOSED SUB-ADVISORY AGREEMENT AND VOTED TO RECOMMEND THAT ALL OF THE FUND SHAREHOLDERS VOTE TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT.


THE PROPOSED SUB-ADVISORY AGREEMENT

If shareholders of the Fund approve the proposed sub-advisory agreement, the proposed agreement will become effective immediately after approval. The proposed agreement will remain in effect, unless earlier terminated, for an initial term expiring two years from the date of its execution. It will then continue in effect from year to year thereafter, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities of the Fund or by vote of the Trust's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any party to the agreement, cast in person at a meeting called for the purpose of voting on such approval. The purpose of entering into the proposed agreement is to enable the current Sub-Adviser to the Fund to continue to serve in that capacity after the termination of the existing agreement by virtue of the assignment of the existing agreement that would result from the consummation of the Transaction. OTHER THAN ITS EFFECTIVE AND TERMINATION DATES, THE TERMS AND PROVISIONS OF THE PROPOSED AGREEMENT ARE THE SAME AS THOSE OF THE EXISTING AGREEMENT, WHICH ARE SUMMARIZED BELOW. THE FORM OF THE PROPOSED AGREEMENT IS ATTACHED AS AN EXHIBIT TO THIS PROXY STATEMENT.


THE EXISTING SUB-ADVISORY AGREEMENT

The existing sub-advisory agreement between Vintage Advisers, Inc. and Health Financial, Inc. was approved on November 21, 1996 by the Trustees, including a majority of the Independent Trustees. On January 15, 1997, the shareholders off the Fund unanimously approved the existing agreement. The continuation of the existing agreement until February 24, 1998 was unanimously approved by the Trustees at a meeting of the Trustees held on February 24, 1997, called for the purpose of approving the existing Advisory and Sub-Advisory agreements.

The existing agreement may be terminated by the Adviser or the Trust at any time, without the payment of any penalty, by the Adviser with the consent of the Trust's Board of Trustees, by the Trust's Board of Trustees, or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, in any such case on 30 days' written notice to the Sub-Adviser, or by the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser.

The agreement provides that the Sub-Adviser is obligated to manage the investment operations of the Fund and the composition of the portfolio of securities and investments belonging to the Fund, including the purchase, retention and disposition of securities, in accordance with the Fund's investment objective, policies and restrictions as stated in the Trust's current Prospectus and Statement of Additional Information. The Sub-Adviser is obligated to determine the securities to be purchased or sold by the Fund and as agent for the Trust effects portfolio transactions. The Sub-Adviser must, in the performance of its duties and obligations under the agreement, act in conformity with the Trust's Declaration of Trust, its By-Laws and its Prospectus and with the instructions and directions of the Trust's Board of Trustees and the Adviser and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

In placing orders with broker and/or dealers, the Sub-Adviser is directed at all times to seek best price and execution for purchases and sales on behalf of the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Subject to such conditions as may be imposed by the Trust's Board of Trustees, the Sub-Adviser may pay commissions to brokers and/or dealers that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Sub-Adviser to be useful or desirable in the performance of the Sub-Adviser's duties under the agreement. The Sub-Adviser may do so if it determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The Board periodically reviews any commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund. Subject to such conditions as may be imposed by the Adviser or the Board of Trustees and the provisions of the 1940 Act and other applicable law, nothing in the agreement prohibits the Sub-Adviser from selecting brokers and/or dealers who are "affiliated persons" of the Sub-Adviser, the Adviser, or the Trust.

Under the agreement, the Trust, the Adviser, and the Sub-Adviser acknowledge that all rights to the name "First Lexington" belong to the Sub-Adviser, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event the Sub-Adviser ceases to be the Sub-Adviser to the Fund, the Trust's right to the use of the name "First Lexington" will automatically cease on the ninetieth day following the termination of the agreement. The right to the name may also be withdrawn by the Sub-Adviser during the term of the agreement upon ninety days' written notice by the Sub-Adviser to the Trust. Nothing contained in the agreement impairs or diminishes in any respect Sub-Adviser's right to use the name "First Lexington" in the name of, or in connection with, any other business enterprises with which Sub-Adviser is or may become associated. There is no charge to the Trust for the right to use the name.

The agreement states that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

As compensation for its services, the Sub-Adviser, pursuant to the existing agreement, receives a fee from the Adviser (not the Fund) as set forth below based on the average net assets of the Fund:

         0.40% of net assets up to $250 million;

         0.35% of the next $250 million of net assets;

         0.30% of net assets in excess of $500 million

The above fees are computed daily and paid monthly. From inception of the Fund (March 13, 1997) to April 30, 1997, the Sub-Adviser earned $137 in sub-advisory fees under the agreement. In no case are fees under the agreement paid by the Fund or its shareholders.

During the fiscal year ended September 30, 1996, the Adviser earned $105 in advisory fees under the Advisory agreement. The Advisor waived this fee in its entirety. During the period from October 1, 1996 to April 30, 1997, the Fund paid the Adviser $228 in advisory fees.

There have been no brokerage commissions paid by the Fund to affiliated brokers.



OTHER INFORMATION

HEALTH FINANCIAL, INC. The Sub-Adviser, a registered investment adviser, is a Kentucky corporation with its offices at 3320 Tates Creek Road, Lexington, Kentucky, 40502. Dr. Gregory W. Kasten is its shole shareholder, Director, and Officer. The company provides private, individualized portfolio management for individuals and institutions, primarily physicians and private pension plans, and also serves as investment adviser to the First Lexington Trust Company. The Sub-Adviser presently provides investment counsel for approximately $300,000,000 of assets under management.


OTHER BUSINESS

The management of the Trust has no business to bring before the Meeting other than the matters described above. Should any other business be presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.


SHAREHOLDER PROPOSALS

The Trust does not hold annual meetings of Shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent Shareholders' meeting should send their written proposals to the Secretary of the Trust, 429 North Pennsylvania Street, Indianapolis, Indiana, 46204. The Trust has not received any Shareholder proposals to be presented at this Meeting.


                                       By Order of the Board of Trustees,

                                       /s/ Carol J. Highsmith

                                       Carol J. Highsmith
                                       Secretary

Indianapolis, Indiana
May 14, 1997

                                THE VINTAGE FUNDS

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                      OF THE FIRST LEXINGTON BALANCED FUND
                             TO BE HELD MAY 29, 1997


The undersigned shareholder of the First Lexington Balanced Fund (the "Fund"), a portfolio of The Vintage Funds (the "Trust"), does hereby appoint Carol J. Highsmith and Linda A. Lawson, and each of them, as attorneys-in-fact and proxies of the undersigned, each with the full power of substitution, to attend the Special Meeting of Shareholders of the Fund to be held on May 29, 1997, at 429 North Pennsylvania Street, Indianapolis, Indiana 46204 at 10:00 a.m., and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting, for the Proposal specified below. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL LISTED BELOW. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED BELOW, OR FOR IF NO CHOICE IS INDICATED.

TO  VOTE,  PLEASE  DATE AND SIGN  BELOW  AND  RETURN  PROMPTLY  IN THE  ENCLOSED
ENVELOPE.

Note: Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.



|X| PLEASE MARK VOTES AS IN THIS EXAMPLE


The Proposal:

I.   To approve a new sub-advisory agreement        FOR      AGAINST    ABSTAIN
     between Vintage Advisers, Inc. (the "Adviser") | |       | |         | |
     and Health Financial, Inc. (the "Sub-Adviser")

II. To consider and act upon such other matters as may properly come before the Meeting or any adjournment thereof.


Please be sure to sign and date this Proxy.

____Shareholder sign here___________________________    Date ___________________

______Co-owner sign here __________________________